Exhibit 10.6

GUARANTY

GUARANTY (the “Guaranty”), dated as of February 23, 2023, by AMERICAN BRIVISION CORPORATION, a Delaware corporation (“American BriVision”), BIOKEY, INC., a California corporation (“BioKey”), BIOLITE HOLDINGS, INC., a Nevada corporation (“BioLite”), and BIOLITE BVI, INC., a British Virgin Islands corporation (“BioLite BVI” and, collectively with American BriVision, BioKey and BioLite, the “Guarantors”, and each, a “Guarantor”), in favor of LIND GLOBAL FUND II LP (the “Lender”).

WHEREAS, ABVC BioPharma, Inc., a Nevada corporation (the “Borrower”), is the holder of 100% of the equity interests of American BriVision, BioKey and BioLite, and Borrower is the holder of 73% of the equity interests of BioLite BVI; and

WHEREAS, (a) the Borrower and the Lender have entered into that certain Securities Purchase Agreement dated as of the date hereof (as amended and in effect from time to time, the “SPA”); (b) the Borrower has issued to the Lender that certain Senior Convertible Promissory Note dated the date hereof (as amended and in effect from time to time, the “Note”); and (c) the Borrower and the Lender are parties to that certain Security Agreement dated as of the date hereof (as amended and in effect from time to time, the “Borrower Security Agreement”);

WHEREAS, the Borrower and the Guarantors are members of a group of related entities, the success of any one of which is dependent in part on the success of the other members of such group;

WHEREAS, the Guarantors expect to receive substantial direct and indirect benefits from the transactions contemplated by the SPA and the Note (including, without limitation, the extensions of credit to the Borrower by the Lender pursuant to the SPA and the Note) (which benefits are hereby acknowledged);

WHEREAS, it is a condition precedent to the Lender’s willingness to enter into the SPA and the Note and make the loans to the Borrower thereunder that the Guarantors execute and deliver to the Lender a guaranty substantially in the form hereof; and

WHEREAS, the Guarantors wish to jointly and severally guaranty the Borrower’s, the other Guarantors’, and any other Person’s obligations to the Lender under or in respect of the SPA, the Note and the other Transaction Documents (as such term is defined in the SPA) as provided herein;

NOW, THEREFORE, the Guarantors hereby agree with the Lender as follows:

1. Definitions. The term (a) “Obligations” means, collectively, all debts, liabilities and obligations (including, without limitation, any expenses, costs and charges incurred by or on behalf of the Lender in connection with any Transaction Document), present or future, direct or indirect, absolute or contingent, matured or unmatured, at any time or from time to time due or accruing due and owing by or otherwise payable by the Borrower, the Guarantors, or any other “Guarantor” (as such term is defined in the Borrower Security Agreement) (the “Other Guarantors”) to the Lender in any currency, under, in connection with or pursuant to any Transaction Document (including, without limitation, this Guaranty), and whether incurred by the Borrower, any Guarantor or any Other Guarantor alone or jointly with another or others and whether as principal, guarantor or surety and in whatever name or style; and (b) “Transaction Documents” means, collectively, this Guaranty and the “Transaction Documents” as defined in the SPA. All other capitalized terms used herein without definition shall have the respective meanings provided therefor in the SPA.

2. Guaranty of Payment and Performance. The Guarantors hereby jointly and severally guarantee to the Lender the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the Obligations, including all such payments which would become due but for the operation of the automatic stay pursuant to §362(a) of the Federal Bankruptcy Code and the operation of §§502(b) and 506(b) of the Federal Bankruptcy Code in a bankruptcy or other insolvency proceeding of the Borrower. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Lender first attempt to collect any of the Obligations from the Borrower or any other Person or resort to any collateral security or other means of obtaining payment. Should the Borrower default in the payment or performance of any of the Obligations, the joint and several obligations of the Guarantors hereunder with respect to such Obligations in default shall, upon demand by the Lender, become immediately due and payable to the Lender, without demand or notice of any nature, all of which are expressly waived by the Guarantors. Payments by the Guarantors hereunder may be required by the Lender on any number of occasions. All payments by the Guarantors hereunder shall be made to the Lender, in the manner and at the place of payment specified therefor in the Note, for the account of the Lender. Each Guarantor shall make all payments hereunder without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless such Guarantor is compelled by law to make such deduction or withholding. If any such obligation is imposed upon such Guarantor with respect to any amount payable by it hereunder, such Guarantor will pay to the Lender on the date on which such amount is due and payable hereunder, such additional amount in U.S. dollars as shall be necessary to enable the Lender to receive the same net amount which the Lender would have received on such due date had no such obligation been imposed upon such Guarantor. Each Guarantor will deliver promptly to the Lender certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by such Guarantor hereunder. The obligations of each Guarantor under this paragraph shall survive the payment in full of the Obligations and termination of this Guaranty.

3. Guarantors’ Agreement to Pay Enforcement Costs, etc. Each Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Lender, on demand, all out-of-pocket costs and expenses (including court costs and legal expenses) incurred or expended by the Lender in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this §3 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in the Note, provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

4. Waivers by Guarantors; Lender’s Freedom to Act. Each Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms to the maximum extent permitted by applicable law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. Each Guarantor waives promptness, diligence, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, each Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the joint and several obligations of the Guarantors hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (a) the failure of the Lender to assert any claim or demand or to enforce any right or remedy against the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations; (b) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (c) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation or other amendments or modifications of any of the terms or provisions of the SPA, the Note, the other Transaction Documents or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations; (d) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligation; (e) the adequacy of any rights which the Lender may have against any collateral security or other means of obtaining repayment of any of the Obligations; (f) the impairment of any collateral securing any of the Obligations, including without limitation the failure to perfect or preserve any rights which the Lender might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (g) any other act or omission which might in any manner or to any extent vary the risk of the Guarantors or otherwise operate as a release or discharge of any Guarantor, all of which may be done without notice to the Guarantors. To the fullest extent permitted by law, each Guarantor hereby expressly waives any and all rights or defenses arising by reason of (i) any “one action” or “anti-deficiency” law which would otherwise prevent the Lender from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against the Guarantor before or after the Lender’s commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (ii) any other law which in any other way would otherwise require any election of remedies by the Lender.

5. Unenforceability of Obligations Against Borrower. If for any reason the Borrower, any other Guarantor or any Other Guarantor has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower, any Guarantor or any Other Guarantor by reason of the Borrower’s, such other Guarantor’s or such Other Guarantor’s insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantors to the same extent as if each Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, any Guarantor or any Other Guarantor, or for any other reason, all such amounts otherwise subject to acceleration under the terms of the SPA, the Note, the other Transaction Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantors.

6. Subrogation; Subordination.

6.1. Waiver of Rights Against Borrower. Until the final payment and performance in full of all of the Obligations, the Guarantors shall not exercise, and each Guarantor hereby waives, any rights against the Borrower arising as a result of payment by such Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with the Lender in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; the Guarantors will not claim any setoff, recoupment or counterclaim against the Borrower in respect of any liability of a Guarantor to the Borrower; and each Guarantor waives any benefit of and any right to participate in any collateral security which may be held by the Lender.

6.2. Subordination. The payment of any amounts due with respect to any indebtedness of the Borrower for money borrowed or credit received now or hereafter owed to any Guarantor is hereby subordinated to the prior payment in full of all of the Obligations. Each Guarantor agrees that, after the occurrence and during the continuance of any default in the payment of any of the Obligations or upon the occurrence and continuation of any other Event of Default, such Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to such Guarantor until all of the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, any Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still outstanding, such amounts shall be collected, enforced and received by such Guarantor as trustee for the Lender and be paid over to the Lender on account of the Obligations without affecting in any manner the liability of the Guarantors under the other provisions of this Guaranty.

6.3. Provisions Supplemental. The provisions of this §6 shall be supplemental to and not in derogation of any rights and remedies of the Lender under any separate subordination agreement which the Lender may at any time and from time to time enter into with any Guarantor.

7. Security; Setoff. Each Guarantor grants to the Lender, as security for the full and punctual payment and performance of all of such Guarantor’s obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to such Guarantor now or hereafter held by the Lender and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Lender to such Guarantor or subject to withdrawal by such Guarantor. Regardless of the adequacy of any collateral security or other means of obtaining payment of any of the Obligations, the Lender is hereby authorized at any time and from time to time, without notice to any Guarantor (any such notice being expressly waived by each Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of each Guarantor under this Guaranty, whether or not the Lender shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

8. Further Assurances. Each Guarantor agrees that it will from time to time, at the request of the Lender, do all such things and execute all such documents as the Lender may reasonably request and consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Lender hereunder. Each Guarantor acknowledges and confirms that such Guarantor itself has established its own adequate means of obtaining from the Borrower on a continuing basis all information desired by such Guarantor concerning the financial condition of the Borrower and that such Guarantor will look to the Borrower and not to the Lender in order for such Guarantor to keep adequately informed of changes in the Borrower’s financial condition.

9. Termination; Reinstatement. This Guaranty shall remain in full force and effect until the Lender is given written notice of a Guarantor’s intention to discontinue this Guaranty with respect to such Guarantor, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations (and to the extent such notice is given by a Guarantor, this Guaranty shall remain in full force and effect against each other Guarantor). No such notice shall be effective unless received and acknowledged by an officer of the Lender at the address of Lender for notices set forth in the SPA. No such notice shall affect any rights of the Lender hereunder, including without limitation the rights set forth in §§4 and 6, with respect to any Obligations incurred or accrued prior to the receipt of such notice or any Obligations incurred or accrued pursuant to any contract or commitment in existence prior to such receipt. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.

10. Successors and Assigns. This Guaranty shall be binding upon each Guarantor, its successors and assigns, and shall inure to the benefit of the Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Lender may assign or otherwise transfer any Transaction Document or any other agreement or note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Lender herein, all in accordance with, and subject to, the SPA and the Note. The Guarantors may not assign any of their obligations hereunder.

11. Amendments and Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Lender. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

12. Notices. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when made or given in accordance with the procedures set forth in the SPA and addressed as follows: if to any Guarantor, at the address set forth beneath its signature hereto, and if to the Lender, at the address for notices to the Lender set forth in the SPA, or at such address as either party may designate in writing to the other.

13. Governing Law; Consent to Jurisdiction. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA. Each Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of the STATE OF NEW YORK sitting in the Borough of Manhattan or, to the extent permitted by applicable law, any federal court for the Southern District of New York (and appellate courts thereof) and consents to the nonexclusive jurisdiction of such court and to service of process in any such suit being made upon such Guarantor by mail at the address specified by reference in §12. Each Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

14. Waiver of Jury Trial. EACH GUARANTOR HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY OF SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, each Guarantor hereby waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each Guarantor (i) certifies that neither the Lender nor any representative, agent or attorney of the Lender has represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the SPA, the Note and the other Transaction Documents to which the Lender is a party, the Lender is relying upon, among other things, the waivers and certifications contained in this §14.

15. Miscellaneous. This Guaranty constitutes the entire agreement of the Guarantors with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

16. Contribution. To the extent any Guarantor makes a payment hereunder in excess of the aggregate amount of the benefit received by such Guarantor in respect of the extensions of credit under the Transaction Documents (the “Benefit Amount”), then such Guarantor, after the payment in full, in cash, of all of the Obligations, shall be entitled to recover from each other guarantor of the Obligations such excess payment, pro rata, in accordance with the ratio of the Benefit Amount received by each such other guarantor to the total Benefit Amount received by all guarantors of the Obligations, and the right to such recovery shall be deemed to be an asset and property of such Guarantor so funding; provided, that all such rights to recovery shall be subordinated and junior in right of payment to the final and undefeasible payment in full in cash of all of the Obligations.

17. Effectiveness. Delivery of an executed signature page of this Guaranty by facsimile transmission or by email with a PDF attachment shall be effective as delivery of a manually executed counterpart hereof. This Guaranty and the other Transaction Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

AMERICAN BRIVISION CORPORATION

By:
Name:
Title:

Address:

BIOKEY, INC.

By:
Name:
Title:

Address:

BIOLITE HOLDING, INC.

By:
Name:
Title:

Address:

BIOLITE BVI, INC.

By:
Name:
Title:

Address: